UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

COMARCO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

COMARCO, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held

June 24, 2008

To the Shareholders of COMARCO, Inc.:

The 2008 Annual Meeting of the Shareholders of COMARCO, Inc., a California corporation (the “Company”), will be held on June 24, 2008 at 10:00 a.m., local time, at the Company’s corporate offices, which are located at 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630, for the following purposes:

1. To elect five Directors;

2. To approve the amendment to the Company’s 2005 Equity Incentive Plan in order to increase the total number of shares of common stock reserved for issuance under the 2005 Equity Incentive Plan from 450,000 shares to 1,100,000 shares;

3. To ratify the appointment by the Company’s Audit Committee of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2009; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only holders of record of the Company’s common stock at the close of business on May 19, 2008 are entitled to notice of and to vote at the Annual Meeting.

The Board of Directors of the Company intends to present Jeffrey R. Hultman, Samuel M. Inman, III, Gerald D. Griffin, Richard T. LeBuhn, and Robert W. Sundius, Jr. as nominees for election as Directors at the Annual Meeting.

Each shareholder is cordially invited to attend and vote in person at the meeting. TO ASSURE REPRESENTATION AT THE MEETING, HOWEVER, SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. Shareholders who attend the meeting may still vote in person, even if they have previously voted by proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Alisha K. Charlton, Secretary

Lake Forest, California

May 30, 2008

COMARCO, INC.

25541 Commercentre Drive, Suite 250

Lake Forest, CA 92630

(949) 599-7400

PROXY STATEMENT

For Annual Meeting of Shareholders

To Be Held

June 24, 2008

GENERAL INFORMATION

The Board of Directors (the “Board”) of COMARCO, Inc., a California corporation (the “Company”), furnishes this Proxy Statement in connection with the solicitation of proxies to be used at the 2008 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 24, 2008 at 10:00 a.m., local time, at the Company’s corporate offices, which are located at 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about May 30, 2008.

A shareholder giving a proxy has the power to revoke it at any time before it is exercised by (1) filing with the Secretary of the Company an instrument in writing revoking the proxy, (2) filing with the Secretary of the Company a duly executed proxy bearing a later date, or (3) attending the Annual Meeting and voting the shares in person. In the absence of such revocation, all shares represented by a properly executed proxy received in time for the Annual Meeting will be voted as specified therein.

The cost of preparing, assembling, printing, and mailing this Proxy Statement and the accompanying form of proxy and the cost of soliciting proxies will be borne by the Company. The Company may make arrangements with various brokerage houses or other nominees to send proxy materials to the beneficial owners of stock and may reimburse them for their reasonable expenses in connection therewith.

The Company’s officers, employees, and directors may supplement the original solicitation of proxies by telephone, facsimile, email, or personal contact. We will pay no additional compensation to such persons for any of these activities.

If a shareholder shares an address with another shareholder, each shareholder may not receive a separate copy of our proxy materials, our annual report on Form 10-K, and most other mailings. Shareholders who do not receive a separate copy of our proxy materials and 2008 annual report and who would like to receive a separate copy in their name may request to receive a separate copy by calling (949) 599-7446 or by writing to Comarco, Inc., 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630, Attn: Corporate Secretary. Shareholders who share an address and receive multiple copies of our proxy materials and annual report can also request to receive only one copy, or any shareholder may request additional copies, by following the instructions above. The request to eliminate duplicate copies of mailings to a household must be made by each person in the household entitled to receive the materials.

VOTING RIGHTS

The Company’s only outstanding class of voting securities is its common stock. Only shareholders of record at the close of business on May 19, 2008 will be entitled to vote at the Annual Meeting. At May 19, 2008, there were 7,326,671 shares of common stock outstanding. The holders of record of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business. Each share is entitled to one vote, except that each shareholder is entitled to cumulate his shares in the election of directors, provided that at least one shareholder has given notice before or at the meeting and prior to the voting, of the shareholder’s intention to do so. If cumulative voting is in effect, each shareholder may cumulate votes for one or more candidates. To cumulate votes, a shareholder may vote for any one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder, or alternatively, distribute any such votes among as many of the candidates as the shareholder thinks fit.

With respect to shares of common stock held by brokers in street name for the beneficial owners thereof, (1) the election of directors and (2) ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2009 are “routine” matters upon which the brokers, as the holders of record, may vote the shares for which the beneficial owners have not provided them specific instructions. On the other hand, a broker is not entitled to vote shares held for a beneficial owner on “non-routine items,” absent instruction from the beneficial owner of such shares. The proposal herein regarding approval of an amendment to the Company’s 2005 Equity Incentive Plan is a non-routine item. Broker non-votes count for purposes of determining whether a quorum exists, but are not counted as shares present and entitled to be voted with respect to the proposal on which the broker has expressly not voted.

With respect to the election of directors, the five nominees each receiving the greatest number of votes at the Annual Meeting shall be elected a director. Votes withheld will have no effect on the election of any director.

An affirmative vote of the holders of a majority of shares of common stock present, or represented by proxy at the Annual Meeting, will be required to ratify the appointment of BDO Seidman, LLP as the Company’s registered public accounting firm. Abstentions count as votes cast and have the effect of a vote against the proposal.

An affirmative vote of the holders of a majority of shares of common stock present, or represented by proxy at the Annual Meeting, will be required to approve the amendment to the 2005 Equity Incentive Plan. Abstentions count as votes cast and have the effect of a vote against the proposal.

Item 1 on Proxy Card

ELECTION OF DIRECTORS

Five directors will be elected at the Annual Meeting. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Jeffrey R. Hultman, Samuel M. Inman, III, Gerald D. Griffin, Richard T. LeBuhn, and Robert W. Sundius, Jr. for election as directors. Each nominee has consented to be named in the Proxy Statement as a nominee and has agreed to serve as a director if elected. Each director elected at the Annual Meeting will hold office until the next annual meeting of shareholders and until his successor is duly elected and qualified. Unless cumulative voting is in effect, it is intended that the shares represented by the enclosed proxy will be voted, unless otherwise instructed, for the election of the five nominees of the Board. While the Company has no reason to believe that any of the nominees will be unable to serve as a director, it is intended that if such an event should occur, such shares will be voted for the remainder of the nominees and for such substitute nominee or nominees as may be selected by the Board, unless a shareholder withholds authority to vote his shares (i) for all of the nominees by so indicating on the enclosed proxy card or (ii) for any one or more of the nominees by checking their names in the space provided on such card, in which case his shares will not be voted for such nominee or nominees. If cumulative voting is in effect for the election of directors, the proxy holders will have the discretion to cumulate votes as provided by California law (see “VOTING RIGHTS” above) and to distribute such votes among all or any of the nominees in such manner as they deem appropriate.

All of the nominees are currently serving as directors of the Company. The term of office of each of the current directors expires on the date of the Annual Meeting. Messrs. Hultman and Griffin were elected at the 2007 annual meeting of shareholders. Mr. Inman was appointed to the Board on July 17, 2007. Messrs. LeBuhn and Sundius were appointed to the Board on March 1, 2008.

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE BOARD’S NOMINEES

The following table sets forth information concerning the nominees and is followed by a brief biography of each nominee.

Name	Age	Principal Position	Year First Elected Director	Other Public Company Directorships
Jeffrey R. Hultman	68	Lead Independent Director	2000	None
Samuel M. Inman, III	56	Director and President and Chief Executive Officer	2007	None
Gerald D. Griffin	73	Director	1986	None
Richard T. LeBuhn	43	Director	2008	None
Robert W. Sundius, Jr.	52	Director	2008	None

Mr. Hultman has served the Board of Directors as the “Lead Independent Director” since March 10, 2008. Mr. Hultman is currently the Chief Executive Officer and Director of Energy King, Inc., a provider of residential heating, venting, and air conditioning system services, a position he has held since May 2008. He was the Chief Executive Officer and a Director of IPTV, Inc, a video internet commerce company, from October 2007 to March 2008. He was the Chief Executive Officer and a Director of Siena Technologies, Inc., a company that designs and installs specialty communication systems, from March 2005 to May 2007. From November 2002 to May 2004, Mr. Hultman was CEO of EdgeFocus, Inc., a high-speed wireless internet company. From 1998 to March 2002, Mr. Hultman was a partner in Big Bear Sports Ranch, a sports summer camp for school-age children. From 1991 through 1997, he was Chief Executive Officer of Dial Page, Inc., a provider of wireless telecommunications throughout the Southeastern United States. From 1987 through 1991, he was Chief Executive Officer of PacTel Cellular. Prior to 1987, Mr. Hultman was an executive with Pacific Bell. Mr. Hultman holds a B.S. in Agricultural Economics and an M.S. in Business Management from the University of California, Davis.

Mr. Inman was appointed interim President and Chief Executive Officer on March 10, 1008 pursuant to a management agreement with the Company. Mr. Inman has served as director of several private technology companies since June 2006. He was Executive Chairman of Think Outside (a developer and marketer of foldable keyboards) from April 2003 until its sale to Mobility, Inc. in June 2006. From June 1998 until its sale to Sanmina, SCI in July 2002 (and until December 2002 as a consultant to Sanmina), Mr. Inman was Co-Chief Executive Officer and Chairman of the Board of Advisors of Viking Components, Inc. (a designer and manufacturer of memory modules). From January 1996 to January 1998, he was President and Chief Executive Officer, and from April 1995 through December 1995, he was President and Chief Operating Officer, of Centura Software Corporation (formerly Gupta Corporation) (a provider of secure databases and development solutions). From May 1993 to June 1994, Mr. Inman was President of Ingram Micro (a wholesale distributor of technology products and services). From 1972 through September 1993, Mr. Inman held various positions with International Business Machines (IBM), ending as President of IBM PC Company, Americas from July 1992 to September 1993. Mr. Inman holds a B.S. in Mathematics from Purdue University and an Executive Program Certification–Director Training from the Anderson School of Management at the University of California, Los Angeles.

Mr. Griffin has been an executive consultant in the fields of executive search, aerospace, and finance since 1992. From 1988 to 1992, Mr. Griffin was Managing Director of the Houston office of Korn/Ferry International. From 1988 to 1998, Mr. Griffin was the non-executive Chairman of the Board of Comarco, Inc. From 1986 to 1988, he was President and Chief Executive Officer of the Greater Houston Chamber of Commerce. From 1982 to 1986, Mr. Griffin was Director of the NASA Johnson Space Center in Houston, Texas. In 1998, Mr. Griffin was a founding director of Bank of the Hills, N.A., which in 2006 became a branch of Sterling Bank, and he continues to serve as a director of the branch board. Mr. Griffin also serves on the advisory board of MEI Technologies, Inc., a Houston-based aerospace company, and as an advisor to Astrolabe Ventures, a Palo Alto/Paris-based venture capital firm. Mr. Griffin holds a B.S. in Aeronautical Engineering from Texas A&M University.

Mr. LeBuhn has served as Senior Vice President at Broadwood Capital, Inc., a private investment company, since June 2006. Previously, Mr. LeBuhn was a Principal at Broadfield Capital Management, LLC, an investment advisory services firm, from May 2005 to June 2006 and a Vice President at Derchin Management, another management services firm, from July 2002 to May 2005. Earlier in his career, Mr. LeBuhn founded an investment analysis and financial advisory firm and served as an operating business manager for Chubb and Son, Inc., the property and casualty insurance division of The Chubb Corporation. Mr. LeBuhn holds a B.A. from St. Lawrence University and an MBA in Finance from Columbia University Graduate School of Business.

Mr. Sundius has served as crisis manager for various public and private companies facing challenges associated with growth, acquisitions and divestitures, and financial restructurings, since 1996. From October 2007 through May 2008, Mr. Sundius was a Senior Vice President & Managing Director of Buccino & Associates, Inc., a financial and strategic advisory firm. From July 2002 to April 2004, Mr. Sundius was Chief Financial Officer of Cornerstone Propane Partners, L.P., a public company, and associated with the Everett & Solsvig, Inc., a consulting firm retained by Cornerstone’s managing general partner. Mr. Sundius participated in negotiating a standalone plan of reorganization (on June 3, 2004, Cornerstone filed a petition pursuant to Chapter 11 in SDNY No. 04-13856 (RDD)). From August 2000 to January 2001, Mr. Sundius was the Chief Financial Officer of Family Golf Centers, Inc., debtors-in-possession (SDNY Case Nos. 00-41065 through 00-41196 (SMB)), a public company. Subsequent to January 2001 and through December 2004, Mr. Sundius worked as a financial advisor to the Family Golf estates. From July 2000 through August 2001, Mr. Sundius was a Director with Zolfo Cooper, LLC, a business advisory and interim management firm. From 1991 to 1996, Mr. Sundius was a corporate finance executive with The Thomson Corporation and was responsible for the Information Publishing Group’s strategic plan and budget, acquisition programs, and senior executive incentive plans. Earlier in his career, from 1984 to 1989, Mr. Sundius held various accounting, finance, and corporate development positions at The Dun & Bradstreet Corporation. Mr. Sundius began his career with Price Waterhouse & Co., from 1978 to 1984. Mr. Sundius has a B.A. from Queens College of the City University of New York, and he is a Certified Public Accountant.

No arrangement or understanding exists between any nominee and any other persons pursuant to which any nominee was or is to be selected as a director. No nominee has any family relationship with any other nominee or with any of the Company’s executive officers.

BOARD MEETINGS AND COMMITTEES

During the fiscal year ended January 31, 2008, the Company’s Board met 19 times. Each of the Company’s directors attended at least 75 percent of (i) the total number of meetings of the Board and (ii) the total number of meetings of the committees on which he served, during the period for which he was a director or committee member during the Company’s last fiscal year. The Board has a policy that each director should attend the Annual Shareholder Meeting, and all directors were in attendance at the 2007 Annual Meeting of Shareholders.

The standing committees of the Board are each comprised of independent directors under the rules of the National Association of Securities Dealers, Inc., or the NASD, and currently consist of the following individuals:

Name of Committee and Members	Primary Responsibilities	Number of Meetings in Fiscal 2008

Audit & Finance Committee (1) (2) Gerald D. Griffin (Chair) Jeffrey R. Hultman Robert W. Sundius, Jr. (3)

•        Monitors the quality and integrity of the Company’s financial statements, accounting and financial reporting processes, internal controls, risk management, and legal and regulatory compliance.

•        Selects, determines the compensation of, evaluates, and, when appropriate, replaces the Company’s independent auditor; pre-approves all audit and permitted non-audit services.

•        Monitors the qualifications and independence of the independent auditor and performance of the Company’s independent auditor; reviews the scope and results of each fiscal year’s outside audit.

•        Reviews all related party transactions.

		4

Compensation Committee (1) (2) Jeffrey R. Hultman (Chair) Gerald D. Griffin Richard T. LeBuhn (4) Robert W. Sundius, Jr. (4)	• Reviews the Company’s executive compensation philosophy. • Annually reviews and approves corporate goals and objectives relevant to the compensation of the CEO and evaluates the CEO’s performance in light of these goals. • Reviews and determines the compensation of the Company’s executive officers, including the Company’s CEO, and key members of management. • Administers the Company’s incentive and equity based-compensation plans. • Reviews and assists the Board in establishing compensation policies for directors and committees of the Board.	3

Nominating & Corporate Governance Committee (1) (2) Jeffrey R. Hultman (Chair) Gerald D. Griffin Richard T. LeBuhn (4) Robert W. Sundius, Jr. (4)	• Assists the board in identifying, evaluating, and recommending candidates for election to the Board and its Committees. • Establishes procedures and provides oversight for evaluating the Board and management. • Develops, recommends, and reassesses the Company’s corporate governance guidelines and overall corporate governance of the Company. • Evaluates the size, structure, and composition of the Board and its Committees.	2

(1)	Mr. van der Kaay resigned as Chairman of the Board and Compensation Committee and as a Director on March 10, 2008.

(2)	Mr. Inman served as an independent director and committee member until March 10, 2008, at which time he was appointed interim President and Chief Executive Officer of the Company.

(3)	Mr. LeBuhn was appointed to the Audit & Finance Committee on March 10, 2008 and stepped down effective May 12, 2008, at which time Mr. Sundius was appointed to the Audit & Finance Committee.

(4)	Messrs. LeBuhn and Sundius were appointed to the Compensation and Nominating & Corporate Governance Committee on March 10, 2008.

The Board of Directors has appointed Mr. Jeffrey Hultman to act as Lead Director. In his capacity as Lead Director, Mr. Hultman consults regularly with the President and Chief Executive Officer and other members of management, is the principal liaison to the non-management directors, works with the President and Chief Executive Officer in preparing the agenda for Board meetings, and chairs the executive sessions of the Board.

The Board has adopted written charters for the Audit and Finance Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee setting forth the roles and responsibilities of each committee. Each of the charters is available on the Company’s website at www.comarco.com.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that Jeffrey R. Hultman, Gerald D. Griffin, Richard T. LeBuhn, and Robert W. Sundius, Jr., constituting a majority of the Board, are “independent directors” as that term is defined in the listing standards of NASDAQ and the rules and regulations of the SEC. Under current NASDAQ rules, a director of the Company qualifies as “independent” only if the Board affirmatively determines that the director has no material relationship with the Company, either directly or as a partner, shareholder, or officer of any organization that has a relationship with the Company. In evaluating potentially material relationships, the Board considers commercial, industrial, banking, counseling, legal, accounting, charitable, and familial relationships, among other relationships and associations.

Executive Sessions of Independent Directors

It is the policy of the Board that the Company’s independent directors meet separately without management directors at least twice each year, before or after regularly scheduled Board meetings, to discuss such matters as the independent directors consider appropriate. Mr. Jeffrey Hultman, Lead Director, is the presiding director at these meetings. During the fiscal year ended January 31, 2008, the Company’s independent directors met separately six times.

Shareholder and Interested Party Communications with the Board of Directors

Shareholders who desire to communicate with the Board or any director regarding any matter pertinent to the Company’s business or affairs may do so by writing (not via email) to the Comarco Board of Directors, Comarco, Inc., at 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630, marked to the attention of an individual director’s name.

The Company also has established a Compliance Hotline operated by CCBN (an independent company) as a means of receiving and directing concerns from employees and any other persons relating to complaints regarding any accounting, internal audit controls, or auditing matters. Confidential, anonymous reports of accounting and audit concerns may be made 24 hours a day, seven days a week. Communications may be confidential or anonymous, and may be communicated by calling the Compliance Hotline at: (800) 792-8138.

In addition, anyone who has a concern about the conduct of the Company or any of its officers or employees, or about the Company’s accounting, internal controls, disclosure controls and procedures, auditing, compensation, or governance matters may communicate that concern directly to the Audit and Finance Committee, the Nominating and Corporate Governance Committee, or the Compensation Committee, as appropriate in light of the specific concern involved by writing (not via email) to the Chairman of the committee to which the comment is addressed, Comarco Board of Directors, Comarco, Inc., at 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630. Any concerns relating to accounting, internal controls, disclosure controls and procedures, auditing, corporate conduct, or conduct of any corporate officer or employee shall be forwarded to the Chairman of the Audit and Finance Committee. The Company’s policies prohibit retaliation or adverse action against anyone for raising or helping to resolve an integrity concern.

The Company has a policy that each member of the Board should make every reasonable effort to attend each annual meeting of shareholders.

Shareholder Recommendations of Director Candidates

The Nominating and Corporate Governance Committee considers candidates for nomination as director proposed by any shareholder of the Company. Any shareholder of the Company is entitled to recommend a candidate for nomination by submitting, not less than 60 days nor more than 90 days prior to the annual meeting of shareholders at which directors are to be elected, the name of the candidate to: Corporate Secretary, Comarco, Inc., 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630. Any shareholder recommendation is forwarded to the Chairman of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee encourages selection of directors who will contribute to the Company’s overall corporate goals of technology leadership, effective execution, high customer satisfaction, superior employee working environment, and creation and preservation of shareholder value. At a minimum, candidates recommended by the Nominating and Corporate Governance Committee must possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of the Company’s shareholders.

The Board will solicit recommendations for nominees from persons that the Board believes are likely to be familiar with qualified candidates. These persons may include members of the Board, shareholders of the Company, and management of the Company. The Board may also engage a professional search firm to assist in identifying qualified candidates. If a search firm is engaged, the Board shall set its fees and scope of engagement.

In evaluating the suitability of individual candidates for election or re-election to the Board, the Nominating and Corporate Governance Committee considers many factors, including (1) the candidate’s understanding of technology, manufacturing, sales and marketing, finance, and other elements relevant to the Company’s business, (2) the candidate’s educational and professional background, experience as a director of a public company, and past performance as a board member, and (3) familiarity with current corporate governance, accounting, and similar issues impacting public companies, and (4) consistency with the other provisions of the Nominating and Corporate Governance Committee Charter relating to the composition of the Board and eligibility for Board membership. Additionally, in determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee takes into account the director’s past attendance at, and participation in, meetings of the Board and its committees and contributions to their activities.

A shareholder must provide the following supporting information to recommend a candidate for nomination: name, age, business and residence addresses, principal occupation or employment, the number of shares of the Company’s common stock held by the candidate, a resume of his or her business and educational background, the information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such nominee as a director, and a signed consent of the candidate to serve as a director, if nominated and elected. The Nominating and Corporate Governance Committee, after reviewing this information, will determine whether the candidate meets the qualifications for committee-recommended candidates, including the objectives for the composition of the Board as a whole. The Nominating and Corporate Governance Committee does not evaluate any candidate for nomination as director any differently because the candidate was recommended by a shareholder.

Code of Ethics

The Audit and Finance Committee has adopted a Code of Ethics for Senior Financial Officers to promote and provide for the honest and ethical conduct by the Company’s Senior Financial Officers, as well as for full, fair, accurate, and timely financial management and reporting. The Company’s Senior Financial Officers include the Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer or Controller, and Treasurer. The Company expects all of these financial officers to act in accordance with the highest standards of professional integrity, to provide full and accurate disclosure in reports and other documents filed with the SEC and other regulators and in any public communications, to comply with all applicable laws, rules, and regulations, and to deter wrongdoing. The Company has also adapted the Director Code of Ethics and Standards of Business Conduct for all employees. Complete copies of the Code of Ethics for Senior Financial Officers, the Director Code of Ethics, and the employee Standard of Business Conduct Policy are available on the Company’s website at www.comarco.com. The Company will provide copies of any of these documents to any person, without charge, upon receipt of a request addressed to the Corporate Secretary at Comarco, Inc., 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630.

Policy On Related Person Transactions

Our Board of Directors has adopted a written policy and procedure for the review of any transaction, arrangement, or relationship in which the Company was or is to be a participant and one of our executive officers, directors, director nominees, or a 5 percent shareholder (or any member of the immediate family of any of the foregoing), or any entity in which persons listed above, either individually or in the aggregate, have a greater than 10 percent ownership interest, each of whom we refer to as a “related person,” has or will have a direct or indirect material interest. We refer to these transactions as “related person transactions.” The policy is administered by the Audit and Finance Committee.

The policy calls for any proposed related person transaction to be reviewed and approved by our Audit and Finance Committee. Whenever practicable, the Committee will review, and, in its discretion, may approve the related person transaction in advance, but the policy also permits the Committee to consider and ratify transactions that have already occurred, when necessary. Any related person transactions that are ongoing in nature will be reviewed annually. The Committee will review and consider such information regarding the related person transaction as it deems appropriate under the circumstances. The policy also requires Committee review and approval of (1) any charitable contribution to an organization in which a related person serves as a director or trustee or is actively engaged in fund-raising and (2) any proposed transaction in which a related person may participate that involves a corporate opportunity of potential value to the Company. The policy provides that certain de minimis transactions do not create a material direct or indirect interest on behalf of related parties and, therefore, are not covered under the policy.

The Audit and Finance Committee may approve a related person transaction only if the Committee determines that, under all of the circumstances, the transaction is in the best interest of the Company and its shareholders. If the Audit and Finance Committee determines not to approve or ratify a related person transaction, the transaction shall not be entered into or continued, as the case may be. No member of the Committee will participate in any review or determination with respect to a related person transaction if the Committee member or any of his or her immediate family members is the related person.

During the fiscal year ended January 31, 2008, there were no related party transactions.

Non-Employee Director Compensation

Each non-employee director of the Company receives a monthly retainer of $4,000 per month ($48,000 per year) in lieu of all other cash compensation. In May 2007, the Board of Directors formed an Executive Committee. Compensation for directors on the Executive Committee (Erik H. van der Kaay and Jeffrey R. Hultman) included an additional monthly retainer of $2,000. The Executive Committee was dissolved in March 2008.

Director Compensation Table

The following table details the cash retainers and fees, as well as equity compensation in the form of stock options received by our non-employee directors during the fiscal year ended January 31, 2008:

Name	Fees Earned or Paid in Cash ($)	Option Awards(1)(2) ($)	All Other Compensation ($)		Total ($)	Stock Options Outstanding as of January 31, 2008 (2)
Jeffrey R. Hultman	$66,000	$18,030	$—		$84,030	66,500
Samuel M. Inman, III	$28,000	$38,206	$—		$66,206	15,000
Gerald D. Griffin	$48,000	$18,030	$—		$66,030	74,000
Don M. Bailey (3)	$20,000	$36,061	$23,484	(4)	$79,545	—
Erik H. van der Kaay (5)	$66,000	$18,030	$—		$84,030	56,500

(1)

This column represents the dollar amounts to be recognized for financial statement reporting purposes for the fair value of stock options granted to the non-employee directors in fiscal 2008, in accordance with FAS 123R. The assumptions used in calculating the fair value of these stock options can be found under Note 2 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended January 31, 2008.

(2)

Directors are eligible to receive equity awards (including options) under the Company’s Director Stock Option Plan and the Company’s 2005 Equity Incentive Plan described in the “Executive Compensation” section of this Proxy Statement. As established by the Compensation Committee, the option exercise price is the fair market value of a share of common stock, which is determined by the closing price of a share of the Company’s common stock on the date of the grant. Options vest in equal annual increments of 25 percent over the four-year period following their grant date, provided that on and after the second anniversary of a director’s election to the Board, all unvested options previously granted are accelerated and all options granted thereafter become exercisable six months following the date of grant. In fiscal 2008, Messrs. Bailey and Inman were each granted 15,000 stock options, and Messrs. Hultman, Griffin, and van der Kaay were each granted 7,500 stock options.

(3)

Mr. Bailey resigned as a director and Chairman of the Board on August 31, 2007. Until May 1, 2007, Mr. Bailey was an employee of the Company and received $60,000 per year as compensation. Mr. Bailey became a non-employee director and Chairman of the Board on May 1, 2007 until his departure on August 31, 2007, and received a retainer of $5,000 per month to compensate him for his services a director and Chairman of the Board.

(4)

This amount represents the value realized on the exercise of stock options during fiscal 2008, calculated based upon the weighted average closing prices of our common stock for the five trading days preceding the exercise date.

(5)	Mr. van der Kaay resigned as Chairman of the Board and a director on March 10, 2008.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the Company’s common stock as of May 9, 2008 by:

•	each member of the Company’s Board;

•	each of the Company’s executive officers named in the “2008 Summary Compensation Table” included in the “Executive Compensation” section of this Proxy Statement;

•	all directors and executive officers as a group; and

•	each person or entity known to the Company that beneficially owns more than 5 percent of the Company’s common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, or SEC. Unless otherwise indicated below, the address of each beneficial owner is c/o Comarco, Inc., 25541 Commercentre Drive, Suite 250, Lake Forest, California, 92630. Unless otherwise indicated below, the Company believes that each of the persons listed in the table (subject to applicable community property laws) has the sole power to vote and to dispose of the shares listed opposite the shareholder’s name.

The percentages of common stock beneficially owned are based on 7,326,671 shares of common stock outstanding at May 9, 2008.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Gerald D. Griffin (1)	81,073	*
Jeffrey R. Hultman (2)	66,500	*
Samuel M. Inman, III	0	—
Richard T. LeBuhn	0	—
Robert W. Sundius, Jr.	0	—
Thomas A. Franza (3)	210,750	2.80%
Daniel R. Lutz (3)	73,750	1.00%
Thomas W. Lanni (3)	54,000	*
All Directors and Executive Officers as a group (8 persons) (4)	486,073	6.23%
T. Rowe Price Associates (5) T. Rowe Price Small-Cap Value Fund 100 East Pratt Street Baltimore, MD 21202	724,000	9.88%
Grueber & McBaine (6) 50 Osgood Place, Penthouse San Francisco, CA 94133	454,277	6.20%
Broadwood Partners, L.P. (7) Broadwood Capital, Inc. Neal Bradsher 724 Fifth Avenue, 9th Floor New York, New York 10019	1,564,136	21.35%
Special Situations Funds (8) Austin W. Marxe and David M. Greenhouse 153 East 53rd St. 55th Floor New York, NY 10022	1,254,799	17.13%
Elkhorn Partners Limited Partnership (9) P. O. Box 818 Elkhorn, NE 68022	668,898	9.13%

*	Indicates less than 1 percent of the outstanding shares of common stock.

(1)	Includes 74,000 shares that Mr. Griffin has a right to acquire within 60 days of May 9, 2008, by stock option exercise.

(2)	Includes 66,500 shares that Mr. Hultman has a right to acquire within 60 days of May 9, 2008, by stock option exercise.

(3)

Includes shares subject to options beneficially owned and exercisable within 60 days of May 9, 2008 by the following persons: Mr. Franza – 210,750 shares, Mr. Lutz – 73,750 shares, and Mr. Lanni – 54,000 shares.

(4)	Includes an aggregate of 479,000 shares held by the Company’s executive officers and directors that are subject to options exercisable within 60 days of May 9, 2008.

(5)	Based on a Schedule 13G (Amendment 15) filed with the SEC on February 14, 2008.

(6)	Based on a Schedule 13G filed with the SEC on January 22, 2008 on behalf of Grueber & McBaine Capital Management, LLC (GMCM).

(7)	Based on a Schedule 13D filed with the SEC on April 29, 2008.

(8)	Based on a Form 4 filed with the SEC by Austin Marxe and David Greenhouse on April 24, 2008 with respect to shares owned by various Special Situations funds.

(9)	Based on a Schedule 13D (Amendment 6) filed with the SEC on behalf of Elkhorn Partners Limited Partnership on May 9, 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, the Company’s executive officers, directors, and persons that own more than 10 percent of the Company’s common stock are required to file with the SEC reports of ownership and changes in ownership of common stock and furnish the Company copies of all such reports. The Company believes that during the fiscal year ended January 31, 2008, its executive officers, directors, and persons that owned more than 10 percent of the Company’s common stock complied with the Section 16(a) reporting requirements on a timely basis, based on the reports received by the Company or written certifications received by the Company from its executive officers and directors.

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table sets forth information as of May 27, 2008 concerning the executive officers of the Company (other than Mr. Inman, whose biographical information appears in the table under the Election of Directors section above) and its principal subsidiary, Comarco Wireless Technologies, Inc.

Name	Age	Position
Mark Chapman	46	Sr. Vice President and General Manager of Wireless Test Solutions Division
Alisha K. Charlton	38	Vice President; Corporate Controller and Secretary
Sebastian E. Gutierrez	46	Vice President and General Manager of Call Box Division
Thomas W. Lanni	55	Vice President and Chief Technology Officer of ChargeSource Division
Winston E. Hickman	65	Chief Financial Officer
Donald L. McKeefery	46	Vice President
Bahram Nazardad	52	Vice President
Fredrik L. Torstensson	38	Vice President

Mr. Chapman joined the Company in October 2006 as Senior Vice President and General Manager of the Wireless Test Solutions Division. From September 2003 to September 2006, he was an independent consultant and acting Vice President of Business Development for WiSpry, a venture funded wireless semiconductor company. From December 2001 to August 2003, Mr. Chapman served as President and CEO of Ditrans Corp, a venture funded developer of digital transceiver products. Mr. Chapman’s prior experience also includes various management, sales, and marketing positions at Rockwell Semiconductor (now Conexant), a company that designs, develops, and sells semiconductor system solutions.

Ms. Charlton joined the Company as Assistant Controller in October 2000, became Corporate Controller in May 2003, and was promoted to Vice President in March 2008. From February 1995 to October 2000, Ms. Charlton held various accounting and finance positions with CKE Restaurants, Inc., a company that franchises, licenses, and operates several restaurant chains. From July 1991 to February 1995, Ms. Charlton held various auditing positions with KPMG Peat Marwick. She is also a Certified Public Accountant in the State of California.

Mr. Gutierrez joined the Company in 1996 as Director of Business Development and was promoted to Vice President and General Manager of the Company’s Call Box Division in 1998. Before joining the Company, he spent eight years at Pacific Bell from 1987 to 1996 working in various management positions as a member of their Accelerated Management Program. He also held engineering positions at TRW Inc.’s Space and Technology Division from 1984 to 1987.

Mr. Lanni joined the Company in 1994 as General Manager for the ChargeSource Division. In February 2004 he became Vice President and Chief Technology Officer. Mr. Lanni has more than 26 years experience in the technology of power systems. From 1992 to 1994, he was President of Power Conversion Technologies, Inc. (PCTI), a company that provides advanced power electronics solutions to military and commercial industrial customers. From 1987 to 1992, he was Vice President of Engineering at Bruno New York Industries, Inc., a military weaponry specialist firm. From 1982 to 1987, he was Engineering Group Leader at Aerospace Avionics, Inc., a company whose various manufacturing activities are carried out through its Aerospace, Specialty Engineering, Medical, and Detection divisions.

Mr. Hickman was appointed interim Chief Financial Officer on March 23, 2008, pursuant to a management agreement with the Company. Since June 2003, Mr. Hickman has served and continues to serve as director of SRS Labs, Inc., a company that develops and licenses audio enhancement, voice processing, and surround sound technology solutions, a position he has held since June 2003. Mr. Hickman served as Executive Vice President and Chief Financial Officer of Ashworth, Inc., a designer of golf-inspired lifestyle sportswear, from February 2006 to

November 2006. He was Executive Vice President and Chief Financial Officer of REMEC, Inc., a manufacturer of components and subsystems for wireless communications, from November 2003 to September 2005. Mr. Hickman served as Chief Financial Officer and a member of the Board at Paradigm Wireless System, Inc. from May 2000 to November 2003. (Paradigm was acquired by REMEC in November 2003.) He also served as Senior Vice President and Chief Financial Officer for Pacific Scientific from 1997 to 1998. He held the position of Vice President of Finance at Allied Signal, an aerospace, automotive, and engineering company that has since merged with Honeywell, and Rockwell International, a former defense company that has since been spun off into several separate companies. Mr. Hickman worked for these companies during the period from 1971 to 1992.

Mr. McKeefery joined the Company in February 2005 as Director of Operations for the Wireless Test Solutions and Call Box Divisions, and was promoted to Vice President – Manufacturing & Operations for all divisions in May 2008. From August 1997 to February 2005, Mr. McKeefery held various management positions with Western Digital Corporation, a company that designs, manufactures, and sells hard drives for the computer and consumer industries. From January 1996 to August 1997, he was the North American Service Manager for EDAP Technomed, Inc. (now EDAP TMS S.A.), a company that designs, manufactures, and sells minimally invasive medical devices for the treatment of urological diseases to hospitals, clinics and private practices. From 1989 to 1996, he held various and progressive positions in the manufacturing division of Beckman Instruments, Inc. (now Beckman Coulter, Inc.), a leading provider of clinical and biomedical devices.

Mr. Nazardad joined the Company as Vice President of Corporate Quality in February 2005. Prior to this position, from 1999 to January 2004, he was responsible for Quality Engineering, Quality Systems, and Configuration Management at Powerwave Technologies, Inc., a company that designs, manufactures, and markets antenna systems and related repeater equipment. From 1994 to 1999, he was Director of Quality and Reliability at Valor Electronics (now Pulse Engineering, Inc.), a company that designs and manufactures magnetic components for telecom, LAN, and power applications. From 1984 to 1994, Mr. Nazardad held several management positions at Northern Telecom, a telecommunications equipment manufacturer.

Mr. Torstensson joined the Company as Vice President of Sales and Marketing in July 2003. Mr. Torstensson has more than 15 years of experience in international sales and marketing, product management, and executive management. From August 2002 to July 2003, he was Vice President of International Sales and Marketing at Kyocera Wireless. From 1999 to August 2003, he was General Manager for North America and Executive Vice President of Sales and Marketing for OZ Communication, a mobile applications development company. Prior to this position, from 1996 to 1999, he was the Director of Business Development with Ericsson, Inc., a provider of telecommunication and data communication systems.

There are no family relationships among any of the Company’s executive officers and directors.

EXECUTIVE COMPENSATION

The information contained in this “Executive Compensation” section of the Proxy Statement includes a description of the compensation and other benefits paid to the Company’s named executive officers for the fiscal year ended January 31, 2008. Subsequent to January 31, 2008, Thomas A Franza, the Company’s former President and Chief Executive Officer, and Daniel R Lutz, the Company’s former Vice President and Chief Financial Officer, left the Company’s employ. The Company’s interim President and Chief Executive Officer, Samuel M. Inman, III, and interim Chief Financial Officer, Winston E. Hickman, did not receive any compensation from the Company for acting in those roles in fiscal 2008 and are thus not included in the “Executive Compensation” section of the Proxy Statement.

Mr. Inman and the Company entered into a Management Agreement, dated as of May 21, 2008, whereby Mr. Inman agreed to provide his services as interim President and Chief Executive Officer for monthly compensation of $40,000. Mr. Hickman and the Company entered into a Management Agreement, dated as of May 21, 2008, whereby Mr. Hickman agreed to provide his services as Chief Financial Officer for monthly compensation of $30,000. Each of the Management Agreements is terminable by either party on 30 days’ notice.

Summary Compensation Table

The following table sets forth the total compensation paid or earned by each of the three Named Executive Officers of the Company for the fiscal years ended January 31, 2008 and 2007. The amounts shown include compensation for services in all capacities that were provided to the Company including any amounts which may have been deferred.

Name and Principal Position	Year	Salary ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	Total ($)
Thomas A Franza (5) Former President & Chief Executive Officer	2008	$365,000	$67,921	$—	$—	$47,032	$479,953
	2007	$365,000	$237,278	$—	$46,998	$43,636	$692,912
Daniel R. Lutz (6) Former Vice President & Chief Financial Officer	2008	$254,078	$40,753	$—	$—	$40,510	$335,341
	2007	$246,000	$94,911	$—	$737	$36,317	$377,965
Thomas W. Lanni Vice President & Chief Technology Officer Comarco Wireless Technologies, Inc.	2008	$222,768	$—	$125,000	$—	$44,037	$391,805
	2007	$222,768	$94,911	$50,000	$—	$31,497	$399,176

(1)

This column represents the dollar amounts to be recognized for financial statement reporting purposes with respect to fiscal 2008 and 2007 for the fair value of stock options granted to the named executive officers in fiscal 2008 and 2007, in accordance with FAS 123R. The assumptions used in calculating the fair value of these stock options can be found under Note 2 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended January 31, 2008.

(2)	This column represents cash payments payable to the Named Executive Officers under our Executive Bonus Plan.

(3)

This column represents the earnings in the Nonqualified Deferred Compensation Plan, funded by Company executives. Investments made to the plan are tradable at the discretion of the funding executive and are subject to claims by the Company’s general creditors.

(4)	The amounts reported for “All Other Compensation” consist of amounts provided to the Named Executive Officer with respect to:

(a)	the use of an automobile;

(b)	the dollar value of insurance premiums paid by the Company for the executive;

(c)	reimbursement of out-of-pocket medical expenses inclusive of tax gross-ups; and

(d)	amounts contributed for the executive under the Company’s 401(k) plan.

(5)	Mr. Franza’s employment with us ended March 10, 2008.

(6)	Mr. Lutz’s employment with us ended April 4, 2008.

Supplemental All Other Compensation Table

		All Other Compensation ($)
Name	Year	Automobile Use (1)	Insurance Premiums	Medical Expenses (2)	Tax Gross-Ups (3)	401(k) Contributions	Termination Payments	Total
Thomas A Franza	2008	$12,995	$20,442	$1,563	$782	$11,250	$—	$47,032
	2007	$12,795	$15,939	$2,601	$1,301	$11,000	$—	$43,636
Daniel R. Lutz	2008	$11,220	$10,540	$5,000	$2,500	$11,250	$—	$40,510
	2007	$9,762	$8,055	$5,000	$2,500	$11,000	$—	$36,317
Thomas W. Lanni	2008	$—	$25,287	$5,000	$2,500	$11,250	$—	$44,037
	2007	$—	$20,497	$—	$—	$11,000	$—	$31,497

(1)	This column represents the taxable personal use of Company-provided automobiles.

(2)	This column represents cash payments attributable to reimbursement of out-of-pocket medical expenses.

(3)	This column represents tax reimbursement payments related to reimbursed out-of-pocket medical expenses.

2008 Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth certain information with respect to grants of plan-based awards for the fiscal year ended January 31, 2008 to the three Named Executive Officers of the Company.

	Option Awards
Name			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
	Number of Securities Underlying Unexercised Options
	Exercisable (#)	Unexercisable (#)
Thomas A. Franza (1)	10,500			$14.459	2/26/08
	9,000			$13.583	7/8/08
	30,000			$14.167	4/6/09
	30,000			$20.042	6/28/10
	20,000			$15.070	6/26/11
	5,000			$11.600	11/28/11
	25,000			$7.650	6/18/12
	25,000			$7.110	6/24/13
	18,750	6,250(2)		$7.000	6/22/14
	12,500	37,500(3)		$10.430	6/20/16
		25,000(4)		$6.290	6/11/17
Daniel R. Lutz (5)	15,000			$19.333	6/27/10
	15,000			$13.30	4/18/11
	10,000			$11.60	11/28/11
	20,000			$8.08	9/11/13
	5,000	15,000(6)		$10.430	6/20/16
		15,000(7)		$6.290	6/11/17
Thomas W. Lanni	24,000			$23.667	4/12/10
	10,000			$11.600	11/28/11
	7,500	2,500 (8)		$9.890	2/3/14
	5,000	15,000(9)		$10.430	6/20/16

(1)

Mr. Franza’s employment terminated on March 10, 2008. Options granted to Mr. Franza terminate 90 days after the date of his termination, except for the 50,000 options expiring June 20, 2016 and the 25,000 options expiring June 11, 2017, which will terminate 90 days after he ceases his services as a consultant.

(2)	Of the shares underlying unvested options, 6,250 would vest on June 22, 2008, were Mr. Franza employed by the Company.

(3)	Of the shares underlying unvested options, 12,500 would vest on each of June 20, 2008, 2009, and 2010, were Mr. Franza to continue his services as a consultant.

(4)	Of the shares underlying unvested options, 6,250 would vest on each of June 11, 2008, 2009, 2010, and 2011, were Mr. Franza to continue his services as a consultant.

(5)	Mr. Lutz’s employment terminated on April 4, 2008. All options granted to Mr. Lutz terminate 90 days after the date of his termination.

(6)	Of the shares underlying unvested options, 5,000 would vest on each of June 20, 2008, 2009, and 2010, were Mr. Lutz employed by the Company.

(7)	Of the shares underlying unvested options, 3,750 would vest on each of June 11, 2008, 2009, 2010, and 2011, were Mr. Lutz employed by the Company.

(8)	Of the shares underlying unvested options, 2,500 will vest of February 3, 2008.

(9)	Of the shares underlying unvested options, 5,000 will vest on each of June 20, 2008, 2009, and 2010.

Potential Payments Upon Change of Control

The Company and each of Thomas A. Franza, the former President and Chief Executive Officer, and Daniel R. Lutz, a former Executive Vice President and Chief Financial Officer, were parties to a severance agreement that provided that if, within 24 months following a change of control of the Company, he was terminated or constructively terminated without cause, or ceased to be employed by the Company for reasons other than because of death, disability, retirement, cause, or the Executive’s decision to terminate employment other than for Good Reason, then he was entitled to receive a lump sum cash payment equal to two times the sum of his annual base salary plus his annual incentive compensation bonus that would be payable assuming 100 percent satisfaction of all performance goals thereunder. In addition, each of Messrs. Franza and Lutz would be entitled to continued participation and coverage under the Company’s health plans and insurance program and the acceleration of all of his options and restricted stock, if any.

Subsequent to January 31, 2008, the Company entered into a new separation and release agreement with Mr. Franza that superseded the severance agreement with Mr. Franza described above. The new agreement, as ratified by the Board at a meeting on March 1, 2008 prior to the election of Messrs. LeBuhn and Sundius as directors, provides that Mr. Franza’s employment at his then current compensation rate and benefits would continue until the first to occur of (1) his termination, at the discretion of the Board, or (2) July 31, 2008. Upon termination under either of the circumstances specified in the proceeding sentence, Mr. Franza would be entitled to receive a separation payment of $669,164 (equal to 22 months compensation at his current base salary rate). In addition, Mr. Franza would be entitled to receive (1) an additional lump sum payment of $30,207.54 (equal to the aggregate premium for his participation in the Company’s health plan for 22 months) and (2) the automobile provided to him by the Company. On March 10, 2008, the Board terminated Mr. Franza as President and Chief Executive Officer of the Company. As a result, Mr. Franza received the payments described above.

On March 20, 2008, Mr. Lutz submitted to the Company his resignation as an Executive Vice President and Chief Financial Officer effective April 4, 2008. As a result, Mr. Lutz was not entitled to any compensation under his severance agreement described above.

The Company and each of Messrs. Lanni, Torstensson, and Chapman, and Ms. Charlton are each a party to a severance agreement that provides that if, within 24 months following a change of control of the Company, he or she is terminated or constructively terminated without cause, or ceases to be employed by the Company for reasons other than because of death, disability, retirement, cause, or the Executive’s decision to terminate employment other than for Good Reason, then he or she is entitled to receive a lump sum cash payment equal to the sum of his or her annual base salary plus his or her annual incentive compensation bonus that would be payable assuming 100 percent satisfaction of all performance goals thereunder.

Item 2 on Proxy Card

APPROVAL OF AMENDMENT TO 2005 EQUITY INCENTIVE PLAN

On May 13, 2008, the Board adopted a resolution, subject to shareholder approval, to amend the Company’s 2005 Equity Incentive Plan (the “2005 Plan”) to increase the number of shares of common stock issuable thereunder from 450,000 to 1,100,000. The Company is requesting that the shareholders approve the amendment to the 2005 Plan. The increase in the total number of shares of common stock available for issuance under the 2005 Plan will represent approximately 11.3% of our outstanding stock as of the record date.

The amendment to the 2005 Plan is being presented for shareholder approval to provide additional capacity to award equity interests in the Company to key personnel, primarily employees and directors. The Company operates in a competitive marketplace in which success depends on its ability to attract and retain employees of the highest caliber. One of the tools the Board regards as essential in retention of key personnel is a competitive equity incentive program. The Board proposes that the shareholders approve the amendment to the 2005 Plan to have sufficient available shares for grant of equity incentives to its employees, directors, and consultants.

The proposal to approve the adoption of the Amendment to the 2005 Plan will require approval by a majority of the votes cast by the holders of the shares of the Company’s common stock voting in person or by proxy at the Annual Meeting. Withholding authority to vote for approval of the 2005 Plan will have the effect of a vote against the approval of the adoption of the 2005 Plan.

A summary of the 2005 Plan, as amended, is set forth below. The discussion below is qualified in its entirety by reference to the 2005 Plan, as amended, a copy of which is attached as Appendix A to this proxy statement.

Purpose. The 2005 Plan is intended to retain and reward highly qualified employees (including contract employees, consultants, and directors) and encourage their ownership of the Company’s common stock (“Common Stock”).

Administration. The Board has designated the Compensation Committee (the “Committee”) to administer the 2005 Plan. Subject to the provisions of the 2005 Plan, the Committee has discretion to determine the employee, consultant or director to receive an award, the form of award and any acceleration or extension of an award. Further, the Committee has complete authority to interpret the 2005 Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the 2005 Plan.

Eligibility. Awards may be granted to any employee of or consultant to one or more of the Company and its subsidiaries or to directors of the Company or of any board of directors (or similar governing authority) of any subsidiary.

Shares Subject to the 2005 Plan. The shares issued or to be issued under the 2005 Plan are authorized but unissued shares of the Company’s Common Stock. The maximum number of shares of Common Stock which may be issued or made subject to awards under the 2005 Plan is 1,100,000. As of May 9, 2008, the Company had previously granted 322,000 options under the Plan, of which, options covering 46,500 shares terminated unexercised, leaving 174,500 shares available for future grant.

The 2005 Plan contains the following limitations on certain types of awards:

•	No more than 25% of the shares of Common Stock covered by the 2005 Plan may be covered by options or other awards issued to any one person in any one calendar year.

•	No “qualified performance-based award” (described below) may cover more than 1,100,000 shares or their cash equivalent at the date of grant of the award.

Types of Awards. Awards under the 2005 Plan may include Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Units, Qualified Performance-Based Awards, and Stock Grants. Each award will be evidenced by an instrument in such form as the Committee may prescribe, setting forth applicable terms such as the exercise price and term of any option or applicable forfeiture conditions or performance requirements for any Restricted Stock or Restricted Stock Units. Except as noted below, all relevant terms of any award will be set by the Committee in its discretion.

•

Nonstatutory Stock Options and Incentive Stock Options (together, “Stock Options”) are rights to purchase Common Stock of the Company. A Stock Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. A Stock Option may be exercised by the recipient giving written notice to the Company, specifying the number of shares with respect to which the Stock Option is then being exercised, and accompanied by payment of an amount equal to the exercise price of the shares to be purchased. The purchase price may be paid by cash, check, any other lawful means authorized by the Committee, or through and under the terms and conditions of any formal cashless exercise program authorized by the Company.

•

Incentive Stock Options may be granted only to eligible employees of the Company or any parent or subsidiary corporation and must have an exercise price of not less than 100% of the fair market value of the Company’s Common Stock on the date of grant (110% for Incentive Stock Options granted to any 10% stockholder of the Company). In addition, the term of an Incentive Stock Option may not exceed 10 years (five years, if granted to any 10% stockholder). Nonstatutory Stock Options must have an exercise price of not less than 100% of the fair market value of the Company’s Common Stock on the date of grant and the term of any Nonstatutory Stock Option may not exceed 10 years. In the case of an Incentive Stock Option, the amount of the aggregate fair market value of Common Stock (determined at the time of grant) with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all such plans of his or her employer corporation and its parent and subsidiary corporations) may not exceed $100,000.

•

Stock Appreciation Rights (“SARs”) are rights to receive (without payment to the Company) cash, property or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of shares of Common Stock specified in the SAR. The base price (above which any appreciation is measured) will in no event be less than the fair market value of the Company’s stock on the date of grant of the SAR or, if the SAR is granted in tandem with a Stock Option (that is, so that the recipient has the opportunity to exercise either the Stock Option or the SAR, but not both), the exercise price under the associated Stock Option.

•

Awards of Restricted Stock are grants or sales of Common Stock which are subject to a risk of forfeiture, such as a requirement of the continued performance of services for a stated term or the achievement of individual or Company performance goals. Except as otherwise provided in the 2005 Plan or the applicable award documentation for Restricted Stock, at all times prior to lapse of any forfeiture restrictions applicable to the award, the recipient shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock. However, the Committee may determine at the time of the award, to permit or require the payment of cash dividends to be deferred, or reinvested in additional Restricted Stock to the extent shares are available for issuance under the 2005 Plan.

•

Awards of Restricted Stock Units and Performance Units are grants of rights to receive either shares of Common Stock (in the case of Restricted Stock Units) or the appreciation over a base value (as specified by the Committee) of a number of shares of Common Stock (in the case of Performance Stock Units) subject to satisfaction of service or performance requirements established by the Committee in connection with the award. Such awards may include the right to the equivalent to any dividends on the shares covered by the award, which amount may in the discretion of the Committee be deferred and paid if and when the award vests.

•

Qualified Performance-Based Awards are awards which include performance criteria intended to satisfy Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) of the Code limits the Company’s federal income tax deduction for compensation to certain specified senior executives to $1 million dollars, but excludes from that limit “performance-based compensation.” Qualified Performance-Based Awards may be in the form of Stock Options, Restricted Stock, Restricted Stock Units or Performance Units, but in each case will be subject to satisfaction of one of the following criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or affiliate, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the award:

cash flow (before or after dividends)	earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization)

stock price	return on equity

stockholder return or total stockholder return	return on capital (including without limitation return on total capital or return on invested capital)

return on investment	return on assets or net assets

market capitalization	economic value added

debt leverage (debt to capital)	revenue

sales or net sales	backlog

income, pre-tax income or net income	operating income or pre-tax profit

operating profit, net operating profit or economic profit	gross margin, operating margin or profit margin

return on operating revenue or return on operating assets	cash from operations

operating ratio	operating revenue

market share improvement	general and administrative expenses

customer service	new production introductions

product line enhancements	strategic acquisitions

•

Qualified Performance-Based Awards in the form of Stock Options must have an exercise price which is not less than 100% of the fair market value of the Company’s Common Stock on the date of grant. No payment or other amount will be available to a recipient of a Qualified Performance-Based Award except upon the Committee’s determination that particular goal or goals established by the Committee for the criteria (from among those specified above) selected by the Committee have been satisfied.

•

A Stock Grant is a grant of shares of Common Stock not subject to restrictions or other forfeiture conditions. Stock Grants may be awarded only in recognition of significant contributions to the success of the Company or its affiliates, in lieu of compensation otherwise already due, or in other limited circumstances which the Committee deems appropriate.

Effect of Termination of Employment or Association. Unless the Committee determines otherwise in connection with any particular award under the 2005 Plan, Stock Options and SARs will generally terminate one year following the recipient’s termination of employment or other association on account of disability (within the meaning of Section 22(e)(3) of the Code) or death and three (3) months following the recipient’s termination of employment or other association in other circumstances. The effect of termination on other awards will depend on the terms of those awards.

Transferability. In general, no award under the 2005 Plan may be transferred by the recipient and during the life of the recipient all rights under an award may be exercised only by the recipient or his or her legal representative. However, the Committee may approve the transfer, without consideration, of an award of a Nonstatutory Option or Restricted Stock to a family member.

Effect of Significant Corporate Event. In the event of any change in the outstanding shares of Common Stock through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares subject to the 2005 Plan and the Prior Plan limits, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, (iii) the exercise or hurdle price for each share or other unit of any other securities subject to then outstanding Stock Options or SARs (without change in the aggregate purchase or hurdle price as to which Stock Options or SARs remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a risk of forfeiture in the form of a Company repurchase right. In the event of a change in control, awards subject only to the requirement of continued employment or other service will generally continue to vest in accordance with their terms, unless the recipient’s employment or other association is terminated by the Company or an Affiliate (other than for cause) within one year of the change of control (in which event they will fully vest on such termination); awards subject to performance criteria will generally vest in full on the change of control but only as to a pro rata portion of the shares subject to the award (and the balance will then be forfeited). Upon dissolution or liquidation of the Company, other than as part of an acquisition or similar transaction, each outstanding Stock Option or SAR shall terminate, but the participant shall have the right, immediately prior to the dissolution or liquidation, to exercise the Stock Option or SAR to the extent exercisable on the date of dissolution or liquidation.

Amendments to the 2005 Plan. The Board may amend or modify the 2005 Plan at any time subject to the rights of holders of outstanding awards on the date of amendment or modification; provided, however, that the Board may not, without the approval of shareholders, reprice outstanding awards.

Summary of Tax Consequences. The following is a brief and general discussion of the United States federal income tax consequences to recipients of awards granted under the 2005 Plan. This summary is not comprehensive and is based upon laws and regulations in effect on January 1, 2008. Such laws and regulations are subject to change. This summary is intended for the information of shareholders considering how to vote and not as tax guidance to participants in the 2005 Plan. Participants in the 2005 Plan should consult their own tax advisors as to the tax consequences of participation.

•

Nonstatutory Stock Options. Generally, there are no federal income tax consequences to the participants upon grant of Nonstatutory Stock Options. Upon the exercise of such an Option, the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Common Stock acquired upon the exercise of such Option exceeds the exercise price, if any. A sale of Common Stock so acquired will give rise to a capital gain or loss equal to the difference between the fair market value of the Common Stock on the exercise and sale dates.

•

Incentive Stock Options. Except as noted at the end of this paragraph, there are no federal income tax consequences to the participant upon grant or exercise of an Incentive Stock Option. If the participant holds shares of Common Stock purchased pursuant to the exercise of an Incentive Stock Option for at least two years after the date the Option was granted and at least one year after the exercise of the Option, the subsequent sale of Common Stock will give rise to a long-term capital gain or loss to the participant and no deduction will be available to the Company. If the participant sells the shares of Common Stock within two years after the date an Incentive Stock Option is granted or within one year after the exercise of an Option, the participant will recognize ordinary income in an amount equal to the difference between the fair market value at the exercise date and the Option exercise price, and any additional gain or loss will be a capital gain or loss. However, some participants may have to pay alternative minimum tax in connection with exercise of an Incentive Stock Option.

•

Restricted Stock. A participant will generally recognize ordinary income on receipt of an award of Restricted Stock when his or her rights in that award become substantially vested, in an amount equal to the amount by which the then fair market value of the Common Stock acquired exceeds the price he or she has paid for it, if any. Recipients of Restricted Stock may, however, within 30 days of receiving an award of Restricted Stock, choose to have any applicable risk of forfeiture disregarded for tax purposes by making an “83(b) election.” If the participant makes an 83(b) election, he or she will have to report compensation income equal to the difference between the value of the shares and the price paid for the shares, if any, at the time of the transfer of the Restricted Stock.

•	Stock Appreciation Rights. A participant will generally recognize ordinary income on receipt of cash or other property pursuant to the exercise of an award of Stock Appreciation Rights.

•

Restricted Stock Units, Performance Units and Stock Grants. A participant will generally recognize ordinary income on receipt of any shares of Common Stock, cash or other property in satisfaction of any of these awards under the 2005 Plan.

•

Potential Deferred Compensation. For purposes of the foregoing summary of federal income tax consequences, we assumed that no award under the 2005 Plan will be considered “deferred compensation” as that term is defined for purposes of recent federal tax legislation governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). For example, the award of an SAR at less than 100% of the market value of the Company’s Common Stock, would constitute deferred compensation. If an award includes deferred compensation, and its terms do not comply with the requirements of the legislation, then any deferred compensation component of an award under the 2005 Plan will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

•

Section 162(m) Limitations on the Company’s Tax Deduction. In general, whenever a recipient is required to recognize ordinary income in connection with an award, the Company will be entitled to a corresponding tax deduction. However, the Company will not be entitled to deductions in connection with awards under the 2005 Plan to certain senior executive officers to the extent that the amount of deductible income in a year to any such officer, together with his or her other compensation from the Company exceeds the $1 million dollar limitation of Section 162(m) of the Code. However, compensation that qualifies as “performance-based” is not subject to this limitation.

Awards to Particular Officers, etc. The future benefits or amounts that will be received under the 2005 Plan by or allocated to each of (i) the officers listed in the Summary Compensation Table, (ii) each of the nominees for election as a director, (iii) all directors of the Company who are not executive officers of the Company as a group, (iv) all present executive officers of the Company as a group, and (v) all employees of the Company, including all other current officers, as a group are not determinable.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of January 31, 2008 with respect to shares of common stock that may be issued under the Company’s equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	842,000	$11.59	205,125	(1)
Equity compensation plans not approved by security holders	—	—	—
Total	842,000	$11.59	205,125	(1)

(1)	Number of shares of common stock available for future issuance is comprised of 625 shares under the Director Stock Option Plan and 204,500 shares under the 2005 Equity Incentive Plan.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE

AMENDMENT TO THE 2005 EQUITY INCENTIVE PLAN

Item 3 on Proxy Card

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR FISCAL 2009

The Audit Committee has appointed BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2009, and has requested the Board to submit this appointment for ratification by our shareholders at the Annual Meeting.

A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from shareholders.

In the event that the shareholders do not ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2009, the appointment will be reconsidered by the Audit Committee. Even if the appointment is ratified by the shareholders, the Audit Committee in its discretion may dismiss BDO Seidman, LLP as the Company’s independent registered public accounting firm and appoint a different independent accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its shareholders.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF APPOINTMENT OF BDO

SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING JANUARY 31, 2009

Audit-Fees

The aggregate fees incurred and payable to BDO Seidman, LLP for professional services rendered in connection with the audit and quarterly reviews of the Company’s financial statements during the fiscal years ended January 31, 2008 and 2007 were approximately $325,000 and $323,000, respectively.

Audit-Related Fees

No audit-related fees were paid to BDO Seidman, LLP for fiscal years ended January 31, 2008 and January 31, 2007.

Tax Fees

No professional services fees relating to tax advice were paid to BDO Seidman, LLP during the fiscal years ended January 31, 2008 and 2007.

The aggregate bills incurred and payable to Ernst & Young, LLP for professional services rendered in connection with tax advice, return preparation, and planning for the years ending January 31, 2008 and 2007 totaled $111,000 and $89,000, respectively.

All Other Fees

No other fees were paid to BDO Seidman, LLP during the fiscal years ended January 31, 2008 and 2007.

The aggregate fees incurred and payable to Ernst & Young, LLP for professional services rendered in connection with the Company’s adoption of FAS No. 123R for the fiscal year ended January 31, 2007 were approximately $18,000.

AUDIT AND FINANCE COMMITTEE REPORT

The Board has determined that each member of the Audit and Finance Committee is an “independent director,” as defined under the rules of the NASD and Rule 10A-3(b) of the Exchange Act. The Board has determined that Mr. Hultman is an “audit committee financial expert,” as defined in Item 401(h) of Regulation S-K. In accordance with the written charter of the Audit and Finance Committee adopted by the Board, the Audit and Finance Committee assists the Board in fulfilling its responsibility for management oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company.

It is not the duty or responsibility of the Audit and Finance Committee to conduct auditing or accounting reviews or procedures. In performing their oversight responsibility, members of the Audit and Finance Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit and Finance Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit and Finance Committee’s considerations and discussions do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

The Audit and Finance Committee reviewed and discussed with the Company’s independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 114, “The Auditor’s Communication with Those Charged with Governance,” and with and without management present, discussed and reviewed the results of the independent auditors’ examination of the Company’s financial statements. The Committee received from the independent auditors the written disclosure and letter required by Independence Standards Board Standard No. 1 and discussed with the independent auditors, their independence.

The Audit and Finance Committee reviewed and discussed the audited financial statements of the Company as of and for the year ended January 31, 2008, with the Company’s management and independent auditors. Management has the responsibility for the preparation of the financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit and Finance Committee recommended to the Board that the Company’s financial statements be included in its Annual Report on Form 10-K for the year ended January 31, 2008, for filing with the SEC.

THE AUDIT AND FINANCE COMMITTEE

Gerald D. Griffin, Chairman Jeffrey R. Hultman, Member Richard T. LeBuhn, Member

Dated as of: April 22, 2008

SHAREHOLDER PROPOSALS FOR SUBMISSION AT 2009 ANNUAL MEETING

If a shareholder desires to submit a proposal at the Company’s 2009 Annual Meeting of Shareholders to be included in the proxy statement for that meeting, such proposal must be received by the Corporate Secretary in writing at the Company’s corporate office no later than January 26, 2009. The proposal must also comply with applicable regulations in order to be included in the Proxy Statement for that meeting. If a shareholder notifies the Company in writing prior to March 24, 2009 that he or she intends to present a proposal at the Company’s 2009 Annual Meeting of Shareholders, the proxy-holders designated by the Board may exercise their discretionary voting authority with regard to the shareholder’s proposal only if the Company’s proxy statement discloses the nature of the shareholder’s proposal and the proxyholder’s intentions with respect to the proposal. If the stockholder does not notify the Company by such date, the proxyholders may exercise their discretionary voting authority with respect to the proposal without such discussion in the proxy statement.

OTHER MATTERS

The Board of the Company does not know of any matter to be acted upon at the meeting other than the matters described above. If other matters properly come before the meeting, the holders of the proxies will vote on such matters in accordance with their judgment.

The Company’s 2008 Annual Report to Shareholders is enclosed with this Proxy Statement.

IN ORDER TO AVOID ADDED EXPENSE OR ADDITIONAL SOLICITATION OF PROXIES, YOU ARE URGED TO DATE, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED.

BY ORDER OF THE BOARD OF DIRECTORS

Alisha K. Charlton, Secretary

Lake Forest, California

May 30, 2008

APPENDIX A

COMARCO, INC.

2005 EQUITY INCENTIVE PLAN, AS AMENDED

COMARCO, INC.

2005 Equity Incentive Plan, As Amended

1.	Purpose

This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options. This Plan constitutes an amendment, restatement and continuation in its entirety of the Company’s 2005 Employee Stock Option Plan retroactive to the date of the Board’s approval of that option plan on December 7, 2005 and shall take account of and govern any options granted under that option plan.

2.	Definitions

As used in this Plan, the following terms shall have the following meanings:

2.1 Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals shall be deemed to have been met as to some or all of the Units.

2.2 Acquisition means a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions.

2.3 Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.4 Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, or Stock Grants.

2.5 Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

2.6 Board means the Company’s Board of Directors.

2.7 Change of Control means the occurrence of any of the following after the date of the approval of the Plan by the Board:

(a) an Acquisition, unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that transaction, or

(b) any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 25% of the total combined voting power of the Company’s outstanding securities, other than (i) the Company or an Affiliate, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or

Appendix A	1

(c) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board.

2.8 Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.9 Committee means any committee of the Board delegated responsibility by the Board for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.10 Company means Comarco, Inc., a corporation organized under the laws of the State of California.

2.11 Covered Employee means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.12 Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

2.13 Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.14 Market Value means a value established by the Committee on the basis of actual transactions on or about the Grant Date or other relevant date in stock on any established securities market on which the Stock is then readily tradable, or in the absence of such transactions, the value of a share of stock on the relevant date as determined by the Committee.

2.15 Nonstatutory Option means any Option that is not an Incentive Option.

2.16 Option means an option to purchase shares of Stock.

2.17 Optionee means a Participant to whom an Option shall have been granted under the Plan.

2.18 Participant means any holder of an outstanding Award under the Plan.

2.19 Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses or (xxv) customer service.

2.20 Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual. either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. The

Appendix A	2

Committee will, in the manner and within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant. To the extent consistent with Section 162(m) of the Code, the Committee may appropriately adjust any evaluation of performance against a Performance Goal to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Principles Board Opinion No. 30, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.

2.21 Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals will be measured for purposes of determining a Participant’s right to, and the payment of, a Performance Unit.

2.22 Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals established by the Committee.

2.23 Plan means this 2005 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

2.24 Qualified Performance-Based Awards means Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

2.25 Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

2.26 Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

2.27 Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.28 Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right in the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.29 Stock means common stock of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

2.30 Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.

2.31 Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

2.32 Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

Appendix A	3

3.	Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on December 7, 2005 and ending immediately prior to December 7, 2015. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Options granted prior to stockholder approval of the Plan may not be exercised prior to the receipt of such approval.

4.	Stock Subject to the Plan

At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including pursuant to Incentive Options), nor the number of shares of Stock issued pursuant to Incentive Options, exceed four hundred and fifty thousand (450,000) shares of Stock; subject, however, to the provisions of Section 8 of the Plan. For purposes of applying the foregoing limitation, if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient or repurchased at less than its Market Value, the shares not purchased by the Optionee or which are forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan. In addition, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock.

5.	Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.	Authorization of Grants

6.1 Eligibility. The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to

(a) any employee of or consultant to one or more of the Company and its Affiliates (including any such employee or consultant who is also a member of the Board or any board of directors (or similar governing authority) of any Affiliate), and

(b) any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate.

However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 25% of the aggregate number of shares of Stock subject to the Plan.

6.2 General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of

Appendix A	4

Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has executed an agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.

6.3 Effect of Termination of Employment, Etc. Unless the Committee shall provide otherwise with respect to any Award, if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Award of the Participant, other than an Option or SAR, shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement and (b) any outstanding Option or SAR of the Participant shall cease to be exercisable in any respect not later than whichever of the following may apply:

(1) one year following the termination of Optionee’s employment or other association with the Company and its Affiliates on account of disability (within the meaning of Section 22(e)(3) of the Code);

(2) one year following the Optionee’s death, in the event the Optionee dies while still employed or associated with the Company or its Affiliate or within three (3) months following his or her termination of employment or association; and

(3) unless (1) or (2) applies or becomes applicable, three (3) months (twelve (12) months in the case of nonemployee directors) following his or her termination of employment or association with the Company and its Affiliates for any other reason, including because of the Optionee’s employer ceasing to be an Affiliate.

For the period an Option or SAR remains exercisable following any termination of employment or association with the Company and its Affiliates, such Option or SAR shall be exercisable only to the extent exercisable at the date of that event. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

6.4 Non-Transferability of Awards. Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

7.	Specific Terms of Awards

7.1 Options.

(a) Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

(b) Exercise Price. The price at which shares of Stock may be acquired under each Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date in the case of any Incentive Option granted to an Optionee is a Ten Percent Owner.

Appendix A	5

(c) Option Period. No Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date in the case of any Incentive Option granted to an Optionee is a Ten Percent Owner.

(d) Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

(e) Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in an amount equal to the exercise price of the shares to be purchased in the form of (i) cash or check payable to the order of the Company or (ii) any other lawful means authorized by the Committee (including exercise for the net number of shares available or delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased). As long as the Stock is traded on an established market, if authorized by the Committee, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

(f) Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

(g) Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.2 Stock Appreciation Rights.

(a) Tandem or Stand-Alone. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

(b) Exercise Price. Stock Appreciation Rights shall have an exercise price of not less than the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.

(c) Other Terms. Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, an SAR related to an Option which can only be exercised during

Appendix A	6

limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded.

7.3 Restricted Stock.

(a) Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b) Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of Comarco, Inc. 2005 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Comarco, Inc. Copies of such Plan and Agreement are on file in the offices of Comarco, Inc.

(c) Escrow of Shares. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d) Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e) Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.

(f) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

7.4 Restricted Stock Units.

(a) Character. Each Restricted Stock Unit shall entitle the recipient to a share of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(b) Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

Appendix A	7

7.5 Performance Units.

(a) Character. Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified Performance Goals shall have been achieved.

(b) Earning of Performance Units. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

(c) Form and Timing of Payment. Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

7.6 Stock Grants. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or its Affiliates, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

7.7 Qualified Performance-Based Awards.

(a) Purpose. The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as “performance-based compensation” under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.7 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code and the regulations promulgated thereunder applicable to “performance-based compensation.”

(b) Authority. All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as “outside directors” within the meaning of applicable IRS regulations under Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

(c) Applicability. This Section 7.7 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Committee to receive Qualified Performance-Based Awards. The Committee may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 7.7.

(d) Discretion of Committee with Respect to Qualified Performance-Based Awards. Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1, except that the exercise price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market

Appendix A	8

Value of the Stock on the date of grant. With regard to other Awards intended to qualify as Qualified Performance-Based Awards, such as Restricted Stock, Restricted Stock Units, or Performance Units, the Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

(e) Payment of Qualified Performance-Based Awards. A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals period are achieved within the applicable Performance Period, as determined by the Committee. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

(f) Maximum Award Payable. The maximum Qualified Performance-Based Award payment to any one Participant under the Plan for a Performance Period is the number of shares of Stock set forth in Section 4 above, or if the Qualified Performance-Based Award is paid in cash, that number of shares multiplied by the Market Value of the Stock as of the date the Qualified Performance-Based Award is granted.

(g) Limitation on Adjustments for Certain Events. No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.

7.8 Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

8.	Adjustment Provisions

8.1 Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the date of the Board’s initial adoption of the Plan. Subject to Section 8.2, if subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2 Treatment in Acquisitions. Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of an Acquisition in which outstanding Awards are not Accelerated in full

Appendix A	9

pursuant to Section 9, any then outstanding Awards shall nevertheless Accelerate to the extent not assumed or replaced by the successor or acquiring entity or parent thereof by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or parent thereof, and thereafter (or after a reasonable period following the Acquisition, as determined by the Committee) terminate. As to any one or more outstanding Awards, however, the Committee may also, either in advance of an Acquisition or at the time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards or in lieu thereof provide for the termination of the Award in exchange for a cash payment in an amount equal to the difference between the Market Value of the shares of Stock covered by the Award and the aggregated exercise price (if any) of the Award. Each outstanding Award that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to the Acquisition, will be appropriately adjusted, immediately after the Acquisition, as to the number and class of securities and other relevant terms in accordance with Section 8.1.

8.3 Dissolution or Liquidation. Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, each outstanding Option and SAR shall terminate, but the Optionee or SAR holder (if at the time in the employ of or other associated with the Company or any of its Affiliates) shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option or SAR to the extent exercisable on the date of dissolution or liquidation.

8.4 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances.

8.5 Related Matters. Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other financial objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Stock.

9.	Change of Control

Except as otherwise provided below, upon the occurrence of a Change of Control:

(a) any and all Options and Stock Appreciation Rights not already exercisable in full shall continue to vest and become exercisable after the Change of Control in accordance with the terms of the Plan and the applicable Award Agreement; provided, however, that such Options and Stock Appreciation Rights shall Accelerate in full upon any termination of the Participant’s employment or other association with the Company and its Affiliates (or any successor thereto) by the Company or its Affiliate (or any successor), other than for cause, within one year following the Change of Control and;

(b) any Restricted Stock and Restricted Stock Units still subject to a Risk of Forfeiture at the date of the Change of Control which Risk is not based on achievement of Performance Goals shall continue to vest after the Change of Control in accordance with the terms of the Plan and the applicable Award Agreement; provided, however, that such Restricted Stock and Restricted Stock Units shall Accelerate in full upon any termination of the Participant’s employment or other association with the Company and its Affiliates (or any successor thereto) by the Company or its Affiliate (or any successor), other than for cause, within one year following the Change of Control; and

(c) all outstanding Awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of Performance Goals and the target payout opportunities attainable under outstanding Performance

Appendix A	10

Units shall be deemed to have been satisfied as of the effective date of the Change of Control as to a pro rata number of shares based on the assumed achievement of all relevant Performance Goals and the length of time within the Performance Period which has elapsed prior to the Change of Control and the balance forfeited. All such Awards of Performance Units, Restricted Stock Units shall be paid to the extent earned to Participants in accordance with their terms within thirty (30) days following the effective date of the Change of Control.

None of the foregoing shall apply, however, (i) in the case of a Qualified Performance-Based Award specifically designated as such by the Committee at the time of grant (except to the extent allowed by Section 162(m) of the Code), (ii) in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Change of Control (or similar event), or (iii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges.

10.	Settlement of Awards

10.1 In General. Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

10.2 Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a) the shares are at the time of the issue of such shares effectively registered under the Securities Act of 1933; or

(b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

10.3 Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company.

10.4 Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

10.5 Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such

Appendix A	11

information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 10.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

10.6 Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 10.4 in addition to any other applicable restriction under the Plan and the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

10.7 Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. Participants may only elect to have Shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

11.	Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

12.	Limitation of Rights in Stock; No Special Service Rights

A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of

Appendix A	12

Incorporation and the By-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate charter, certificate or articles, or by-laws, to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

13.	Unfunded Status of Plan

The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

14.	Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.	Termination and Amendment of the Plan

The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan. Also within the limitations of the Plan, the Committee may modify, extend or assume outstanding Awards or may accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares and on the same or different terms and conditions (including but not limited to the exercise price of any Option). Furthermore, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Award previously granted or (b) authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

Notwithstanding the foregoing, however, neither the Board nor the Committee shall reduce the exercise price of any outstanding Option or SAR, or the purchase price of any Restricted Stock, or cancel and reissue any Award at a lower exercise or purchase price, unless such action is approved by the shareholders of the Company or results from the application of the adjustment provisions of Article 8 of the Plan. In addition, no amendment or modification of the Plan by the Board, or of an outstanding Award by the Committee, shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.

Appendix A	13

16.	Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

17.	Governing Law

The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of California without regard to the conflict of laws principles thereof.

Appendix A	14

AMENDMENT TO

COMARCO, INC.

2005 EQUITY INCENTIVE PLAN

This AMENDMENT TO THE COMARCO, INC. 2005 EQUITY INCENTIVE PLAN (the “Amendment”) is made as of                         , 2008 (the “Amendment Effective Date”) and amends that certain 2005 Equity Incentive Plan, as amended (the “Plan”), of Comarco, Inc., a California corporation (the “Corporation”). This Amendment was adopted by the Board of Directors of the Corporation on May __, 2008 in accordance with Section 15 of the Plan and approved by the shareholders of the Corporation on                     , 2008.

As of the Amendment Effective Date, the Plan is hereby amended as follows:

1. Section 4 of the Plan be, and it hereby is, amended to increase the number of shares of Common Stock issued pursuant to or subject to outstanding Awards granted under the Plan by 650,000 by replacing the number “450,000” with the number “1,100,000”.

2. Except as expressly provided in this Amendment, all of the terms and conditions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has adopted this Amendment as of the first date written above.

COMARCO, INC.

By:

Name:
Title:

Appendix A	15

COMARCO, Inc.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - --

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:	01 - Jeffrey R. Hultman	02 - Samuel M. Inman, III	03 - Gerald D. Griffin	Ê
	04 - Richard T. LeBuhn	05 - Robert W. Sundius, Jr.

☐	Mark here to vote FOR all nominees

☐	Mark here to WITHHOLD vote from all nominees
		01	02	03	04	05
☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐	☐	☐

	For	Against	Abstain	For	Against	Abstain
2. TO APPROVE THE ADOPTION OF THE AMENDMENT TO THE COMPANY’S 2005 EQUITY INCENTIVE PLAN.	☐	☐	☐

3.   TO RATIFY THE APPOINTMENT BY THE COMPANY’S AUDIT AND FINANCE COMMITTEE OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2009.

				☐	☐	☐
4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¢	C 1234567890 J N T 1 U P X 0 1 8 2 6 8 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND	+

<STOCK#>                         00X16C

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — COMARCO, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR

THE ANNUAL MEETING OF SHAREHOLDERS CALLED FOR JUNE 24, 2008

The undersigned shareholder(s) of COMARCO, Inc. (“the Company”) a California corporation, having received the Notice of Annual Meeting of Shareholders and Proxy Statement dated May 30, 2008, hereby appoints Samuel M. Inman, III and Alisha K. Charlton as Proxies, each with the power to appoint a substitute, and hereby authorizes them, and each of them, to represent the undersigned at the Annual Meeting of Shareholders of COMARCO, Inc. to be held on June 24, 2008 at 10:00 AM at the Company’s Offices at 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote thereat on all matters set forth on the reverse side, as described in the accompanying Proxy Statement.

In the event the Directors are to be elected by cumulative voting, the Proxies will have the discretion to cumulate votes and to distribute such votes among all nominees (or if authority to vote for any nominee or nominees has been withheld, among the remaining nominees, if any) in whatever manner they deem appropriate.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED 1) FOR ALL OF THE DIRECTORS NOMINATED BY THE BOARD, 2) FOR THE APPROVAL OF THE AMENDMENT TO THE 2005 EQUITY INCENTIVE PLAN AND 3) FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

IMPORTANT – PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY IN THE ACCOMPANYING PREPAID ENVELOPE